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                                                                      Exhibit 24
                               POWER OF ATTORNEY

          Each of the undersigned, being a director and/or officer of BB&T Corporation (the "Company"), hereby nominates, constitutes and appoints John A. Allison, Scott E. Reed and Jerone C. Herring, or any one of them severally, to be his or her true and lawful attorney-in-fact and to sign in his or her name and on his or her behalf in any and all capacities stated below, and to file with the Securities and Exchange Commission (the "Commission"), a Registration Statement on Form S-4 (the "Registration Statement") relating to the issuance of shares of the Company's common stock, $5.00 par value per share, in connection with the acquisition by the Company of FirstSpartan Financial Corp., a Delaware corporation, and to file any and all amendments, including post-effective amendments, to the Registration Statement, making such changes in the Registration Statement as such attorney-in-fact deems appropriate, and generally to do all such things on his or her behalf in any and all capacities stated below to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Commission.

          This Power of Attorney has been signed by the following persons in the capacities indicated on August 22, 2000.

          /s/ John A. Allison                            /s/ Scott E. Reed
-------------------------------------------    ---------------------------------------------
Name:     John A. Allison, IV                  Name:     Scott E. Reed
Title:    Chairman of the Board and            Title:    Senior Executive Vice President
          Chief Executive Officer                        and Chief Financial Officer
          (principal executive officer)                  (principal financial officer)

          /s/ Sherry A. Kellett                          /s/ Paul B. Barringer
-------------------------------------------    ---------------------------------------------
Name:     Sherry A. Kellett                    Name:     Paul B. Barringer
Title:    Executive Vice President             Title:    Director
          and Controller
          (principal accounting officer)

          /s/ Nelle Ratrie Chilton                       /s/ Alfred E. Cleveland
-------------------------------------------    ---------------------------------------------
Name:     Nelle Ratrie Chilton                 Name:     Alfred E. Cleveland
Title:    Director                             Title:    Director

          /s/ W. R. Cuthbertson, Jr.                     /s/ Ronald E. Deal
-------------------------------------------    ---------------------------------------------
Name:     W. R. Cuthbertson, Jr.               Name:     Ronald E. Deal
Title:    Director                             Title:    Director

          /s/ A. J. Dooley, Sr.
-------------------------------------------    ---------------------------------------------
Name:     A. J. Dooley, Sr.                    Name:     Tom D. Efird
Title:    Director                             Title:    Director

          /s/ Paul S. Goldsmith                          /s/ L. Vincent Hackley
-------------------------------------------    ---------------------------------------------
Name:     Paul S. Goldsmith                    Name:     L. Vincent Hackley
Title:    Director                             Title:    Director

          /s/ Jane P. Helm                               /s/ Richard Janeway, M.D.
-------------------------------------------    ---------------------------------------------
Name:     Jane P. Helm                         Name:     Richard Janeway, M.D.
Title:    Director                             Title:    Director

          /s/ J. Ernest Lathem, M.D.                     /s/ James H. Maynard
-------------------------------------------    ---------------------------------------------
Name:     J. Ernest Lathem, M.D.               Name      James H. Maynard
Title:    Director                             Title:    Director

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
          /s/ Joseph A. McAleer, Jr.                     /s/ Albert O. McCauley
-------------------------------------------    ---------------------------------------------
Name:     Joseph A. McAleer, Jr.               Name:     Albert O. McCauley
Title:    Director                             Title:    Director

          /s/ J. Holmes Morrison                         /s/ Richard L. Player, Jr.
-------------------------------------------    ---------------------------------------------
Name:     J. Holmes Morrison                   Name:     Richard L. Player, Jr.
Title:    Director                             Title:    Director

          /s/ C. Edward Pleasants                        /s/ Nido R. Qubein
-------------------------------------------    ---------------------------------------------
Name:     C. Edward Pleasants                  Name:     Nido R. Qubein
Title:    Director                             Title:    Director

          /s/ E. Rhone Sasser                            /s/ Jack E. Shaw
-------------------------------------------    ---------------------------------------------
Name:     E. Rhone Sasser                      Name:     Jack E. Shaw
Title:    Director                             Title:    Director

          /s/ Harold B. Wells
-----------------------------------------
Name:     Harold B. Wells
Title:    Director